UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2026
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NEUTRON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-43374	81-4870517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
444 Townsend Street, First Floor
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(415) 449-4139
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIME	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
On November 3, 2026, Neutron Holdings, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2026. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information set forth under this Item 2.02 and in the accompanying Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as otherwise expressly stated in such filing.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description
99.1	Press release dated November 3, 2026

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUTRON HOLDINGS, INC.

Date: November 3, 2026	By: /s/ Wayne Ting
Wayne Ting
Chief Executive Officer